Exhibit 99.1

A Leading Communications Software Innovator That Powers Multimedia Social Applications INVESTOR PRESENTATION DECEMBER 2021 NASDAQ: PALT

SAFE HARBOR This presentation is for discussion purposes only. Certain material is based upon third-party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain statements in this presentation constitute “forward-looking statements” relating to Paltalk, Inc. (“PALT,” “Paltalk”, “we”, “our”, “us” or the “Company”) made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as “anticipate,” “assume,” “began,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Such forward- looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: • our ability to effectively market and generate revenue from our applications; • our ability to generate and maintain active subscribers and to effectively monetize our user base; • our ability to update our applications to respond to rapid technological changes; • the intense competition in the industry in which our business operates and our ability to effectively compete with existing competitors and new market entrants; • the impact of the COVID-19 pandemic on our results of operations and our business; • the dependence of our applications on mobile platforms and operating systems that we do not control, including our heavy reliance on the platforms of Apple, Facebook and Google and their ability to discontinue, limit or restrict access to their platforms by us or our applications, change their terms and conditions or other policies or features (including restricting methods of collecting payments, sending notifications or placing advertisements), establish more favorable relationships with one or more of our competitors or develop applications or features that compete with our applications; • our ability to develop, establish and maintain strong brands; • our reliance on our executive officers and consultants; • our ability to adapt or modify our applications for the international market and derive revenue therefrom; • legal and regulatory requirements related to holding and distributing cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; • the ability of foreign governments to restrict access to our applications or impose new regulations; • the reliance of our mobile applications on having a mobile data plan and/or Wi-Fi access to gain internet connectivity; • the effect of security breaches, computer viruses and cybersecurity incidents; • our reliance upon credit card processors and related merchant account approvals and the impact of chargeback liabilities that we may face from credit card processors; • the possibility that our users or third parties may be physically or emotionally harmed following interaction with other users; and • our ability to obtain additional capital or financing when and if necessary, to execute our business plan, including through offerings of debt or equity or sale of any of our assets. For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission (“SEC”), including the discussion under “Risk Factors” set forth in our latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation, except to the extent required by applicable securities laws. Paltalk, Inc. | Ticker: NASDAQ: PALT

Paltalk, Inc. operates a leading network of consumer applications that create a unique social media enterprise where users can meet, see, chat, broadcast, play games and message in real time in a secure environment with others in the Paltalk network. CORE TECHNOLOGY SINCE 1998 Pioneers in Multimedia Communication Software Patents, licensed to Microsoft, Sony, Activision/Blizzard Technologists Billions of multimedia messages sent to nearly half a billion users 40+ 18 3 ABOUT PALTALK Paltalk, Inc. | Ticker: NASDAQ: PALT (1) As of November 5, 2021 (2) Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, see slide 15 ** Cash Balance following Capital Raise

ENTREPRENEURIAL MANAGEMENT TEAM Building on 20 years of history of pioneering communications technology ESTABLISHED SCALABLE VIDEO PLATFORM Proprietary live video technology and global commercial platform supports new potential avenues of growth Potential growth in live video driven by the global pandemic Seeking accretive acquisitions HEALTHY BALANCE SHEET AND CASH FLOW Cash balance of $21 million following October Capital Raise Well-positioned for M&A strategy 4 MARKET GROWTH INVESTMENT HIGHLIGHTS Paltalk, Inc. | Ticker: NASDAQ: PALT Connecting People With Common Interests 6 Consecutive Quarters of Greater Than $3.3 Million Revenue and Positive Adjusted EBITDA

One of the world’s leading live video chat communities with 20 years of history enabling users to connect and communicate across multiple devices, offering: Shared Common Interest 24/7 Entertainment A Platform for Free Expression Connection to Family/Friends Paltalk, Inc. | Ticker: NASDAQ: PALT 5 PALTALK IS A COMMUNICATIONS SOFTWARE INNOVATOR

Paltalk, Inc. | Ticker: NASDAQ: PALT

CORPORATE TIMELINE

- **2001** — Launched freemium model with subscription upsell
- **2004** — Softbank invests $6.0M at a $24M pre money valuation
- **2010** — Camfrog Acquisition
- **2011** — Sony, Microsoft & Activision/Blizzard Patent Licenses
- **2016** — Company merged with public company Snap Interactive
- **2019** — Sale of Dating Business
- **2020** — Jason Katz named CEO. Sold secure communications assets and renamed the Company to Paltalk, Inc.
- **2021** — Uplist to Nasdaq Raised $15 Million in two public offerings
- **2021** — Company files patent infringement suit (U.S. Patent No. 6,683,858) against Cisco, Markman hearing scheduled for first quarter 2022.
- **Future Growth**

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Billions of multimedia messages sent to nearly half a billion users US-focused, worldwide video chat community targeting users over 35 Unlimited Live Video Chat Asia-centric video chat community targeting users from 18-35 Browse through thousands of chat rooms all over the world 7 US-focused video chat community targeting users 18-35 Video chat with old friends and meet new ones SOCIAL VIDEO APPS Paltalk, Inc. | Ticker: NASDAQ: PALT

8 SUBSCRIPTIONS Freemium model with subscriptions that expand access and unlock status VIRTUAL GIFTS Virtual gifts enhance status and build relationships ADVERTISING REVENUE Driven by ad networks and direct-to-advertiser relationships TECHNOLOGY SERVICE REVENUE Opportunist revenue based on project development with third parties BUSINESS MODEL & REVENUE STREAMS Paltalk, Inc. | Ticker: NASDAQ: PALT

ADVERTISING PARTNERSHIPS • Established advertising partnerships with PubMatic, Inc. (“PubMatic”) (NASDAQ: PUBM), and others to drive growth in paid desktop advertising impressions which resulted in growth in advertising revenue of over 52% for the nine months ended September 30, 2021 compared to same period in the prior year. • Exploring additional emerging identity technology to help increase the value of our inventory to ad buyers. PRIVATE ROOMS • Launched “private room” functionality on its Paltalk platform in beta in December 2020. • Private rooms were made available on the desktop application and Android platforms and were made available on the iOS platform during the third quarter of 2021. • Preliminary data shows over 25% of Private Rooms have repeat visitors/users. 9 NEW INITIATIVES Paltalk, Inc. | Ticker: NASDAQ: PALT

PALTALK REWARDS POINTS PROGRAM (OCTOBER 2021) • Gamification of loyalty programs continues to dominate as users are accustomed to earning rewards in exchange for app engagement. • Paltalk now offers more opportunities for users to earn rewards such as specialty coins, subscriptions, stickers, flair, and other popular buttons by adding 25 new reward tiers. • Paltalk expects that its new internal system will incentivize valuable activity, increase revenue, and generate user engagement. PALTALK FEED MESSAGE BOARDS (NOVEMBER 2021) • Real - time asynchronous message boards granting users the ability to interact with the platform without a live video cam. • Allows users to comment, add photos or videos and contribute to conversations around shared interests on a digital message board. • Designed to support increased user engagement. 10 NEW INITIATIVES Paltalk, Inc. | Ticker: NASDAQ: PALT

SEEK STRATEGIC ACCRETIVE ACQUISITIONS Seek to acquire or enter into joint venture that would be accretive to overall strategy and/or enhance user experience, and that we can overlay our proven monetization strategy on (i . e . , addition of Camfrog, Vumber and Tiny Chat) DEVELOP CUSTOMIZABLE INTERFACE Leverage existing technology and first mover advantage to create private label products for other companies to integrate video functionality into their businesses INVEST IN MARKETING Invest and develop new channels to fuel existing influencers in scaling the existing programming with influencers to leverage their users and create curated rooms based specific interests. Initial tests in fitness area successful. 11 ROADMAP TO FUTURE GROWTH Paltalk, Inc. | Ticker: NASDAQ: PALT

ENHANCEMENTS TO SOCIAL VIDEO APPS TO DRIVE GROWTH ● Investing in live streaming talent and content to build audience engagement and monetization ● Adding features to facilitate meeting and 1:1 social interaction MORE PROACTIVE USER ACQUISITION • Ramping up promotional video content on social media platforms (e.g., Instagram) to increase following • More disciplined PPC marketing to drive positive ROI The global video conferencing market is expected to reach $8.6 billion by 2027, expanding at a CAGR of 9.9% from 2020 to 2027 (1) (1) Grandview Research 2020 Report INVESTMENTS TO DRIVE SOCIAL VIDEO GROWTH Paltalk, Inc. | Ticker: NASDAQ: PALT

Paltalk, Inc. | Ticker: NASDAQ: PALT

THE DIGITAL VIDEO OPPORTUNITY

The U.S. video communications platform as a service market size grew from $97.6 million in 2016 to $1.7 billion in 2020, a 130% compound annual growth rate. (1)


$1.7B
130% CAGR
$0.06B
2016
2020

Video Chat Apps Rise to Prominence Amid Pandemic (2)

57% of Americans report currently using video chat platforms for work or social reasons. 38% say they had never used a video chat platform prior to the beginning of pandemic-related lockdowns. A vast majority of those who are currently using the platforms (85%) believe they will continue using them once pandemic lockdowns are lifted.

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[1] IDC Worldwide Communications Platform-as-a-Service
[2] IPSOS May 2020 Video Chat Platforms Report

14 Nine Months YTD ($000s) Subscription revenue Sept 30, 2021 Sept 30, 2020 $9,410 $8,986 Total revenue $10,166 $9,411 Net income $1,329 $840 Adjusted EBITDA (1) $1,504 $1,206 Cash flow provided by operations $1,090 $913 YEAR-TO-DATE FINANCIAL HIGHLIGHTS 6 Consecutive Quarters of Greater Than $3.3 Million Revenue and Positive Adjusted EBITDA • Revenue increased by 8% to $10.2 million for the nine months ended September 30, 2021 compared to the nine months ended ended September 30, 2020 • Net Income increased by 58% to $1.3 million for the nine months ended ended September 30, 2021 compared to the nine months ended ended September 30, 2020 • Adjusted EBITDA increased by 25% to $1.5 million for the nine months ended ended September 30, 2021 compared to the nine months ended ended September 30, 2020 (1) Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, the most directly co mparable financial measure calculated and presented in accordance with GAAP, see slide 15 Paltalk, Inc. | Ticker: NASDAQ: PALT

15 Paltalk, Inc. | Ticker: NASDAQ: PALT RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME The Company defines Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization expense, gain on office lease termination, impairment loss on digital tokens, interest expense (income), net, gain from sale of Secured Communications Assets, gain on extinguishment of term debt, realized gain from sale of digital tokens, other expense, net, and provision for income taxes . The Company believes that Adjusted EBITDA is useful to investors and others to understand and evaluate our operating results, and it allows for a more meaningful comparison between our performance and that of competitors . Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider this performance measure in isolation from or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are that Adjusted EBITDA does not reflect : cash capital expenditures for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures ; net loss from discontinued operations ; interest income, net ; other expense, net ; gain on sale of the Dating Services Business ; income tax expense from continuing operations ; gain on office lease termination ; impairment loss on goodwill ; gain from sale of Secured Communication Assets ; loss on disposal of property and equipment ; our working capital requirements ; the impairment loss on digital tokens ; realized gain (loss) from the sale of digital tokens ; the potentially dilutive impact of stock-based compensation ; gain on the extinguishment of term debt ; and the provision for income taxes . Other companies, including companies in our industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure . Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income (loss) and our other GAAP results . The following table presents a reconciliation of net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for each of the periods indicated :

16 $000s Sept 30, 2021 Dec 31, 2020 Cash and Cash Equivalents $10,712 $5,585 Total Assets $18,045 $13,588 Deferred Subscription Revenue $1,858 $2,058 Total Liabilities $3,718 $3,753 Shareholders’ Equity $14,327 $9,835 Total Liabilities and Shareholders' Equity $18,045 $13,588 Subsequent to the end of the third quarter: On October 19, 2021, the Company closed a $11.64 million public offering including the full exercise of the overallotment option at $7.50 per share. STRONG BALANCE SHEET Paltalk, Inc. | Ticker: NASDAQ: PALT $21 Million of Cash on Balance Sheet Following October Capital Raise Positioned to Support Organic and Acquisitive Growth

Jason Katz CHAIRMAN, CEO Joined Paltalk in 2019 Former CFO of Walker Innovation Inc. Former CFO of Bluefly, Inc. 8 years public accounting experience, CPA, Member AICPA B.S. in Accounting from Binghamton University School of Managemen t Kara Jenny CFO, DIRECTOR Founder of Paltalk Authority on instant messaging as well as web-based voice and video Co-founder of MJ Capital, a money management firm J.D. from NYU Law and a B.A. from the University of Pennsylvania 17 SEASONED LEADERSHIP Paltalk, Inc. | Ticker: NASDAQ: PALT

ENTREPRENEURIAL MANAGEMENT TEAM Building on 20 years of history of pioneering communications technology ESTABLISHED SCALABLE VIDEO PLATFORM Proprietary live video technology and global commercial platform supports new potential avenues of growth Potential growth in live video driven by the global pandemic Seeking accretive acquisitions HEALTHY BALANCE SHEET AND CASH FLOW Cash balance of $21 million following October capital raise Well-positioned for M&A strategy 18 MARKET GROWTH INVESTMENT HIGHLIGHTS Paltalk, Inc. | Ticker: NASDAQ: PALT Connecting People With Common Interests 6 Consecutive Quarters of Greater Than $3.3 Million Revenue and Positive Adjusted EBITDA

Thank you. Paltalk, Inc. 30 Jericho Executive Plaza Suite 400E Jericho, NY 11753 www.paltalk.com @Paltalk Paltalk, Inc. | Ticker: NASDAQ: PALT Investor Relations: ClearThink Capital bloper@clearthink.capital P: 347-413-4234